MERRILL LYNCH BOND FUND, INC.
                             THE CORE BOND PORTFOLIO

                                       and

                         THE INTERMEDIATE TERM PORTFOLIO

                     Supplement dated April 28, 2003 to the
           Statement of Additional Information dated January 24, 2003

The Non-Fundamental Investment Restriction (c), set forth on page 17, is deleted, and the section entitled "Other Portfolio Strategies" beginning at page 13 is amended to add the following information, which supplements and supersedes any contrary information contained in the Statement of Additional Information:

     Short Sales. The Core Bond Portfolio and the Intermediate Term Portfolio (each a "Portfolio") may make short sales of securities, either as a hedge against a potential decline in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

     Each of the Core Bond Portfolio and the Intermediate Term Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities, or by depositing similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     Because making short sales in securities that it does not own exposes the Core Bond Portfolio and the Intermediate Term Portfolio to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if either Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the dollar value at which it sold the security short, its potential loss is theoretically unlimited.

     Each of the Core Bond Portfolio and the Intermediate Term Portfolio may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Code #10210-0103

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